UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The purpose of this Amendment No.1 (“Amendment No. 1”) is to amend the Current Report on Form 8-K of Willdan Group, Inc. (the “Company”) filed with the United States Securities and Exchange Commission (“SEC”) on November 9, 2018 (the “Initial Form 8-K”) related to the acquisition (the “Acquisition”) by the Company, through two of its wholly-owned subsidiaries, Willdan Energy Solutions, a California corporation (“WES”), and Luna Fruit, Inc., a Delaware corporation and wholly-owned subsidiary of WES (“Merger Sub”), of all of the outstanding shares of capital stock of Lime Energy Co. (“Lime Energy”), a national provider of innovative energy solutions for utilities and their commercial customers, pursuant to the agreement and plan of merger dated October 1, 2018 (the “Merger Agreement”), by and among WES, Merger Sub, Lime Energy, and Luna Stockholder Representative, LLC, as representative of the participating securityholders of Lime Energy.

This Amendment No. 1 amends and supplements Item 9.01 of the Initial Form 8-K to provide certain historical financial statements for Lime Energy and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Note Regarding Forward-Looking Statements

Statements and other information included in this Amendment No. 1 that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Amendment No. 1, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the Company’s ability to efficiently integrate the operations and business of Lime Energy and to obtain the anticipated benefits therefrom, the Company’s ability to make principal and interest payments as they come due on borrowings under the New Credit Facilities (as defined in the Initial Form 8-K), including its ability to comply with financial maintenance covenants, and the Company’s current expectations with respect to preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under acquisition accounting, and are based on currently available information.

Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information regarding the fair values of assets and liabilities becoming available, the performance of additional fair value analyses, and risk factors identified in the Company’s filings with the SEC, including without limitation in the Company’s Annual Report on Form 10-K for this fiscal year ended December 29, 2017 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2018. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

Item 9.01.             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(1)         Unaudited financial statements of Lime Energy, as of and for the nine months ended September 30, 2018 and 2017, are being filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(2)         Audited financial statements of Lime Energy, as of and for the years ended December 31, 2017 and 2016, filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on October 3, 2018, are incorporated herein by reference.

(3)         Audited financial statements of Lime Energy, as of and for the year ended December 31, 2015, filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on October 3, 2018, are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet and statements of operations for the Company as of and for the nine months ended September 28, 2018 and for the year ended December 29, 2017, giving effect to the Acquisition, the Equity Offering (as defined in the Initial Form 8-K) and borrowings under the New Credit Facilities, and the notes thereto, are being filed as Exhibit 99.4 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Document

2.1*

Merger Agreement, dated as of October 1, 2018, by and among Willdan Energy Solutions, Luna Fruit, Inc., Lime Energy Co. and Luna Stockholder Representative, LLC, as representative of the participating securityholders of Lime Energy Co. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 3, 2018).

23.1	Consent of CohnReznick LLP, independent accountants for Lime Energy for the years ended December 31, 2017 and 2016 (filed herewith).
23.2	Consent of BDO USA, LLP, independent accountants for Lime Energy for the year ended December 31, 2015 (filed herewith).
99.1	Unaudited financial statements of Lime Energy, as of and for the nine months ended September 30, 2018 and 2017 (filed herewith).
99.2

Audited financial statements of Lime Energy, as of and for the years ended December 31, 2017 and 2016 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on October 3, 2018).

99.3

Audited financial statements of Lime Energy, as of and for the year ended December 31, 2015 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on October 3, 2018).

99.4

Unaudited pro forma condensed combined balance sheet and statements of operations for the Company as of and for the nine months ended September 28, 2018 and for the year ended December 29, 2017, giving effect to the Acquisition, the Equity Offering and borrowings under the New Credit Facilities, and the notes thereto (filed herewith).

* All schedules to the Merger Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: January 22, 2019	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer